UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]	Definitive Information Statement

SLINGER BAG INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box): [X]

No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

To the Stockholders of Slinger Bag Inc.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Slinger Bag Inc., a Nevada corporation (the “Company”) in connection with action taken by the holders of a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated November 10, 2020, to approve and adopt the Slinger Bag Inc. Global Share Incentive Plan (2020) (the “Plan”).

The actions to be taken pursuant to the above paragraph shall be taken at such future date as determined by the Board of Directors, but in no event earlier than the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of November 30, 2020 and the effectiveness of the approval of the Plan by the Board and our stockholders holding a majority of the issued and outstanding voting securities of the Company shall automatically take effect on the 20th day after this Information Statement is mailed or furnished to the stockholders of record as of November 30, 2020.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

/s/
Mike Ballardie
Chairman and Chief Executive Officer

Dated: November 30, 2020

INFORMATION STATEMENT

OF

SLINGER BAG INC.

2709 N. Rolling Road, Unit 138

Windsor Mill, Maryland 21244

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Slinger Bag Inc., a Nevada corporation (the “Company”) is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable Nevada law. No additional action will be undertaken by the Company with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under applicable Nevada law are afforded to the Company’s stockholders as a result of the adoption of these resolutions.

On November 10, 2020, our Board of Directors approved a resolution seeking stockholder approval regarding (i) the adoption of the Slinger Bag Inc. Global Share Incentive Plan (2020) (the “Plan”). On the same day, the holders of a majority of the Company’s outstanding Common Stock consented to the same. Our Board of Directors did so because they determined that it is in our best interest to establish and adopt the Plan to as to put in place a framework for compensating and incentivizing the Company’s officers, directors, advisory board members, Board committee members and consultants.

Interests of Certain Persons in Matters Acted Upon

Our officers, directors and employees will be eligible to receive awards under the Plan, and consequently our officers and directors may be deemed to have an interest in the approval of the Plan. Other than as described above, and except in their capacity as stockholders (which interest does not differ from that of the other holders of Company’s Common Stock), none of our officers, directors, or any of their respective affiliates or associates has any interest in the matters being acted upon.

ADOPTION OF THE COMPANY’S GLOBAL SHARE INCENTIVE PLAN (2020)

General

The following summary of the principal features of the Plan does not purport to be a complete description of all the provisions of the Plan and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached to this Information Statement as Appendix C. Capitalized terms used and not otherwise defined in this section discussing the adoption of the Plan shall have the meanings given to them in the Plan.

Our Board of Directors has adopted and approved the Plan, subject to the effectiveness of stockholder approval. The Plan will become effective on 20th day after this Information Statement is mailed or furnished to the stockholders of record as of November 30, 2020 and is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to officers, employees and directors of, and consultants and advisers to, the Company. The Plan is intended to enhance shareholder value by (i) assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its affiliates and shareholders. In addition, the Plan is intended to enable the Company to grant options and issue awards under various tax regimes, including, the United States, Israel, the United Kingdom, Canada and other jurisdictions.

Administration.

The Company’s Board of Directors shall have the sole authority to implement, interpret, and/or administer the Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer the Plan to a committee of the Board (the “Plan Committee”). Among other things, the Board of Directors has complete discretion, subject to the terms of the Plan, to determine the employees, non-employee directors and non-employee consultants to be granted awards under the Plan, the type of awards to be granted, the number of shares subject to each award, the exercise price under each option and term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the shares underlying the award, and the required withholdings, if any. The Board of Directors is also authorized to construe the award agreements and may prescribe rules relating to the Plan and may appoint (and may, from time to time, replace) a trustee for the purposes of the Plan, in accordance with the requirements of applicable law in other jurisdictions.

Grant of Awards; Shares Available for Awards .

The Plan provides for the grant of awards which are incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), unrestricted stock, restricted stock, restricted stock units, performance stock and other equity-based and cash awards or any combination of the foregoing, to eligible key management employees, non-employee directors, and non-employee consultants of the Company or any of its subsidiaries (each a “participant”) (however, solely employees of the Company and its Subsidiaries are eligible for incentive stock option awards). We have reserved a total of 15,000,000 shares for issuance as or under awards to be made under the Plan, all of which may, bun need not, be issued in connection with ISOs. To the extent that an award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its holder terminate, any shares subject to such award shall again be available for the grant of a new award. The Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the Board of Directors (except as to awards outstanding on that date). The Board of Directors in its discretion may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder, without the consent of the holder, with respect to any award previously granted.

Future new hires, non-employee directors and additional non-employee consultants are eligible to participate in the Plan as well. The number of awards to be granted to officers, non-employee directors, employees and non-employee consultants cannot be determined at this time as the grant of awards is dependent upon various factors such as hiring requirements and job performance.

Options.

Options shall be exercisable pursuant to the terms under which they were awarded and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement.

The exercise price for each share to be issued upon exercise of an Option shall be such price as is determined by the Board in its discretion, provided that the price per Share is not less than the nominal value of each Share, or to the extent required pursuant to applicable law or to qualify for favorable tax treatment (as determined by the Administrator), not less than 100% of the Fair Market Value of a Share on the date of grant.

Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Company or of a duly authorized transfer agent of the Company) a participant shall have no right to vote or right to receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right the record date for which is prior to the date the Shares are issued, except as provided in the Plan.

Each payment for Shares under an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the Exercise Price may be paid: (i) by delivery to the Company of other Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Shares that have an aggregate Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Shares; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration , or on such other terms and conditions, as may be acceptable to the Administrator. No Shares shall be issued until payment has been made (including any applicable withholding taxes) or provided for, as provided herein.

Restricted Stock Awards.

A restricted stock award is a grant or sale of shares of Common Stock to the holder, subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Committee or the Board of Directors may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Committee or the Board of Directors may determine at the date of grant or purchase or thereafter. If provided for under the restricted stock award agreement, a participant who is granted or has purchased restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Committee or the Board of Directors or in the award agreement). During the restricted period applicable to the restricted stock, subject to certain exceptions, the restricted stock may not be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of by the participant. The Board of Directors may condition the grant or vesting of restricted stock upon the attainment of specified performance targets or such other factors as the Board of Directors may determine, in its sole discretion.

Changes in Capitalization or Mergers, Acquisitions or Asset Sales.

Subject to certain restrictions, the Plan provides for the adjustment of shares underlying awards previously granted if, and whenever, prior to the expiration or distribution to the holder of shares underlying an award theretofore granted, the Company shall effect any increase or decrease in the number of issued shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. The Plan also provides for the adjustment of shares underlying awards previously granted in the event of changes to the outstanding shares by reason of an extraordinary cash dividend, reorganization, merger, consolidation, combination, split-up, spin- off, exchange or other relevant change in capitalization occurring after the date of the grant of any award, subject to certain restrictions.

Amendment and Termination.

The Plan shall continue in effect, unless sooner terminated pursuant to its terms, until the tenth (10th) anniversary of the date on which it became effective (except as to awards outstanding on that date). The Board of Directors may terminate the Plan at any time with respect to any shares for which awards have not theretofore been granted; provided, however, that the Plan’s termination shall not materially and adversely impair the rights of a holder with respect to any award theretofore granted without the consent of the holder. The Board of Directors shall have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that without the approval by a majority of the votes cast at a meeting of our shareholders at which a quorum representing a majority of our shares entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification of the Plan may (i) materially increase the benefits accruing to holders, (ii) except as otherwise expressly provided in the Plan, materially increase the number of shares subject to the Plan or the individual award agreements, (iii) materially modify the requirements for participation, or (iv) amend, modify or suspend certain amendment and termination provisions as specified therein. Notwithstanding the forgoing, the Plan Committee may reprice (or undertake any program or other action that is considered to be a repricing under formal or informal guidance issued by the exchange or market on which the Company’s Shares then trades or is quoted) any Option without the approval of the shareholders of the Company. In addition, no change in any award theretofore granted may be made which would materially and adversely impair the rights of a holder with respect to such award without the consent of the holder (unless such change is required to cause the Plan and/or award to be exempt from or comply with Section 409A of the Code).

As of the effective date of the Plan, no awards will have been granted under the Plan.

Certain U.S. Federal Income Tax Consequences of the Plan

The following is a general summary of certain U.S. federal income tax consequences under current tax law to the Company (to the extent it is subject to U.S. federal income taxation on its net income) and to participants in the Plan who are individual citizens or residents of the United States for federal income tax purposes (“U.S. Participants”) of stock options which are ISOs, or stock options which are NQSOs, unrestricted stock, restricted stock, restricted stock units and performance stock. This summary does not purport to cover all of the special rules that may apply, including special rules relating to limitations on our ability to deduct certain compensation, special rules relating to deferred compensation, golden parachutes, U.S. Participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired Common Stock. This summary assumes that U.S. Participants will hold their Common Stock as capital assets within the meaning of Section 1221 of the Code . In addition, this summary does not address the foreign, state or local or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the Plan, or shares issued pursuant thereto. Participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the Plan or shares issued thereunder pursuant to the Plan.

A U.S. Participant generally does not recognize taxable income upon the grant of a NQSO if structured to be exempt from or comply with Code Section 409A. Upon the exercise of a NQSO, the U.S. Participant generally recognizes ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company generally will be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes a long-term or short-term capital gain or loss, depending on the period for which the shares were held. A long-term capital gain is generally subject to more favorable tax treatment than ordinary income or a short-term capital gain. The deductibility of capital losses is subject to certain limitations.

A U.S. Participant generally does not recognize taxable income upon the grant or, except for purposes of the U.S. alternative minimum tax (“AMT”) the exercise, of an ISO. For purposes of the AMT, which is payable to the extent it exceeds the U.S. Participant’s regular income tax, upon the exercise of an ISO, the excess of the fair market value of the shares subject to the ISO over the exercise price is a preference item for AMT purposes. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant generally recognizes a long-term capital gain or loss, and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of either of the required holding periods, the U.S. Participant will have ordinary compensation income equal to the excess (if any) of the fair market value of such shares on the date of exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares, and the Company generally will be entitled to deduct such amount.

A U.S. Participant generally does not recognize income on the receipt of a performance stock award, restricted stock unit award or unrestricted stock award until a cash payment or a distribution of shares is received thereunder. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares or the amount of cash received over any amount paid therefor, and the Company generally will be entitled to deduct such amount at such time. If any award constitutes nonqualified deferred compensation under Section 409A of the Code, the award may be structured to comply with Section 409A to avoid the imposition of additional tax, penalties and interest on the participant.

A U.S. Participant who receives a restricted stock award generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares at the time the restriction lapses over any amount paid for the shares. Alternatively, the U.S. Participant may make an election under Section 83(b) of the Code to be taxed on the fair market value of such shares at the time of grant. The Company generally will be entitled to a deduction at the same time and in the same amount as the income that is required to be included by the U.S. Participant.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 300,000,000 shares of Common Stock, par value $0.001 per share, of which 26,746,746 shares were outstanding as at November 30, 2020 (the “Record Date”).

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our then Officers for all services rendered in all capacities to us for the fiscal years ended as indicated.

Name and Principal Position	Year ended April 30	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All other compensation ($)	Total ($)
Iuliia	2019	-	-	-	-	-	-
Gittleman (1)(2) Mike Ballardie (3)	2020	226,750	112,500	1,496,698	-	82,212	1,918,160
Judah Honickman (4)	2020	107,915	51,000	748,349	-	-	907,264
Paul McKeown (5)	2020	101,525	-	374,174	-	-	475,699
Tom Dye (6)	2020	90,292	-	374,174	-	-	464,466
Mark Radom (7)	2020	34,000	-	374,174	-	-	408,174

(1)	Ms. Gittleman served as the Company’s Principal Executive officer, Principal Financial officer, Secretary and as Chairman of the Board of Directors until September 16, 2019 and was the sole person who had any role in determining executive compensation for the fiscal year ended April 30, 2019.
(2)	Ms. Gittleman’s principal address is 68/29 Husitska Street, Zizkov, Prague, Czech Republic 13,000.
(3)	Mr. Ballardie has served as the Company’s Principal Executive Officer and as Chairman of the Board of Directors since September 16, 2019 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.
(4)	Mr. Honickman has served as the Company’s Chief Marketing Officer since September 16, 2019 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.
(5)	Paul McKeown has served as the Company’s Chief Financial Officer since April 30, 2020 has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.
(6)	Tom Dye has served as the Company’s Chief Operating Officer since April 30, 2020 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.
(7)	Mark Radom has served as the Company’s General Counsel since September 16, 2019 and has an address at 2709 N. Rolling Road, Suite 138, Windsor Mill, MD 21244.

STOCK-BASED COMPENSATION GRANTS

The stock-based awards in the above compensation table represent the grant date fair value of warrant awards issued to officers and executives and was determined in accordance with ASC Topic 718

SERVICE AGREEMENTS

The Company is a party to service agreements with each of its executive officers.

DIRECTOR COMPENSATION

The following table sets forth director compensation for the year ended April 30, 2020:

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Total ($)
Mike Ballardie	-	-	-

Stock Options/SAR Grants. None.

New Plan Benefits

Not determinable as at the date hereof .

PRINCIPAL STOCKHOLDERS

Based solely upon information made available to us, the following table sets forth information as of November 30, 2020 regarding the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our named executive officers and directors; and

●	all our executive officers and directors as a group.

The percentage ownership information shown in the table is based upon 26,609,714 shares of common stock outstanding as of March 31, 2019. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as otherwise indicated, each person or entity named in the table has sole voting and investment power with respect to all shares of our capital shown as beneficially owned, subject to applicable community property laws.

In computing the number and percentage of shares beneficially owned by a person as of a particular date, shares that may be acquired by such person (for example, upon the exercise of options or warrants) within 60 days of such date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

The address of each holder listed below, except as otherwise indicated, is c/o Slinger Bag Inc., 2709 N. Rolling Road, Unit 138, Windsor Mill, Maryland 21244.

Name and address of Beneficial Owner	Number of Common Shares of Beneficial Ownership (1)	Percent Ownership
Yonah Kalfa	19,994,700	51.1%
Cede & Co***	2,428,000	6.2%
Firebach Management	1,952,000	5.0%
All Directors and Officers as a group*	12,500,00	31.9%

* Consisting of warrants to purchase 12,500,000 shares of common stock which are exercisable in the next 60 days

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant, however none of the persons listed hereinabove has the right to acquire beneficial ownership in any other shares of the Company. Subject to community property laws where applicable, to our knowledge, each person listed is believed to have sole voting and investment power with respect to all shares of common stock owned by such person.

VOTE OBTAINED — NEVADA LAW

Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Neither the Company’s Articles of Incorporation nor its By-Laws prohibit the taking of action by its stockholders by written consent. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize this provision under Nevada law and obtained the written consent of the holders of a majority in interest of our Common Stock. As of November 30, 2020, there were 26,746,746 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder.

On November 30, 2020, stockholders holding in the aggregate 19,994,700 shares of Common Stock or approximately 75.4% of the Common Stock outstanding on such date, approved the Plan. Section 78.320 of the NRS provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly and without charge, upon written or oral request, a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. Security holders sharing an address and receiving a single copy may send a request to receive separate information statements to the Company at the following address: Slinger Bag Inc., 2709 N. Rolling Road, Windsor Mill, Maryland, 21244 or by email at information@slingerbag.com.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the SEC. Reports and other information filed by the Company can be accessed on the SEC website where reports and other information regarding issuers that file electronically with the SEC may be obtained free of charge. In addition, you may send a request for any of our SEC filings to Slinger Bag Inc., 2709 N. Rolling Road, Windsor Mill, Maryland, 21244 or by email at information@slingerbag.com.

INCORPORATION BY REFERENCE

Statements contained in this information statement, or in any document incorporated in this information statement by reference regarding the contents of other documents, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this information statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC, prior to the effective date of the actions set forth herein, will automatically update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the actions set forth herein.

These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Securities Exchange Act of 1934). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this information statement.

Company Filings:	Periods:

Annual Report on Form 10-K	Year ended April 30, 2020
Quarterly Report on Form 10-Q	Quarter ended July 31, 2020
Current Report on Form 8-K	Filed on November 30, 2020.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, as described above in “Where You Can Find More Information.”

You should rely only on information contained in or incorporated by reference in this information statement. No persons have been authorized to give any information or to make any representations other than those contained in this information statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

THIS INFORMATION STATEMENT IS DATED NOVEMBER 30, 2020. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

This Information Statement is first being mailed or furnished to stockholders on or about November 30, 2020. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock.

By Order of the Board of Directors

November 30, 2020

Appendix A
Board Consent

UNANIMOUS WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF SLINGER BAG INC.

Dated as of November 10, 2020

The undersigned, constituting all of the members of the Board of Directors (the “Board”) of Slinger Bag Inc., a Nevada corporation (the “Company”), by unanimous written consent pursuant to the authority contained in Section 78:315 of the Nevada Revised Statutes, without the formality of convening a meeting, hereby adopt and approve of the following resolutions:

Adoption of the Slinger Bag Inc. Global Share Incentive Plan (2020)

RESOLVED, that, subject to receipt of the requisite stockholder approval, the Board hereby approves, adopts and ratifies in all respects (i) the establishment and adoption of the global share incentive plan (2020) and the Israeli and United States appendixes thereto, in each case, as amended from time to time, in the form attached hereto as Annex A (the “Plan”), (ii) an initial reservation of 15 million shares for issuance under the plan, (iii), the seeking of stockholder approval of the Plan and (iv) the filing of an information statement in respect of the Plan with the United States Securities and Exchange Commission and mailing of the same to the Company’s shareholders.

IT IS FURTHER RESOLVED, to elect the capital gains tax alternative for taxation of shares granted under the Plan to Israeli employees, officers and directors in accordance with the provisions of Section 102(b)(2) of the Israeli Income Tax Ordinance [New Version], 1961 as now in effect or as hereafter amended (the “Ordinance”) and to file such election with the Israeli tax authorities in accordance with applicable law; and

IT IS FURTHER RESOLVED, to appoint Altshuler Shaham Trusts Ltd. or other trustee to serve as trustee under the Plan, in accordance with the provisions of Section 102 of the Ordinance and any rules, regulations or orders promulgated thereunder.

General

RESOLVED, that the officers of the Company, or any one or more of them, be and they hereby are, authorized and empowered, for and on behalf of the Company, to (i) execute and deliver any and all applications, agreements, documents, instruments, and certificates; (ii) incur such costs and expenses; (iii) do any and all acts and things that they deem, in the exercise of their discretion, necessary, desirable, or appropriate in connection with the resolution above, with the execution and delivery of such applications, agreements, documents, instruments, reports and certificates to constitute conclusive proof of the appropriateness of such applications, agreements, documents, instruments, and certificates; and (iv) designate any other officer, employee, counsel or other representative to do the same and it is further

RESOLVED, that the Board hereby ratifies, approves, and confirms in all respects any and all actions taken or to be taken on behalf of the Company by any officer, director, employee, agent or attorney of, or acting on behalf of, the Company in connection with the foregoing resolutions.

/s/ Mike Ballardie
By: Mike Ballardie

CONSTITUTING ALL OF THE MEMBERS OF THE BOARD OF DIRECTORS OF SLINGER BAG INC.

Annex A

Appendix B
Stockholder Consent

Slinger Bag Inc.

Shareholder Consent

Yonah Kalfa

I, Yonah Kalfa, being a shareholder of Slinger Bag Inc. (the “Company”), hereby (i) approve and vote for the establishment of the Company’s Global Share Incentive Plan (2020) and (ii) appoint and authorize the Company’s officers, including, but not limited to its general counsel, to take any and all actions and make any filings necessary or incidental to accomplishing the foregoing actions.

As witness our hand this 9th day of November 2020.

Yonah Kalfa

Slinger Bag Inc. Global Share Incentive Plan (2020)

Appendix C
Plan

SLINGER BAG INC.

GLOBAL SHARE INCENTIVE PLAN (2020)

1. NAME AND PURPOSE.

1.1 This Global Share Incentive Plan, which has been adopted by the Board of Directors of the Company, Slinger Bag Inc., shall be known as the Slinger Bag Inc. Global Share Incentive Plan (2020), as amended from time to time (the “Plan”).

1.2 The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers of the Company and its affiliates and subsidiaries, if any, and to promote the Company’s business by providing such individuals with opportunities to receive Awards pursuant to the Plan and to strengthen the sense of common interest between such individuals and the Company’s shareholders.

1.3 Awards granted under the Plan to Service Providers in various jurisdictions may be subject to specific terms and conditions for such grants may be set forth in one or more separate appendix to the Plan, as may be approved by the Board of Directors of the Company from time to time.

2. DEFINITIONS

“Administrator” shall mean the Board of Directors or a Committee. The Board shall automatically have a residual authority if no Committee is appointed or if such Committee shall cease to operate for any reason whatsoever.

“Appendix” shall mean any appendix to the Plan adopted by the Board of Directors containing country-specific or other special terms relating to Awards including additional terms with respect to grants of restricted shares and other equity-based Awards.

“Award” shall mean a grant of Options under the Plan or allotment of Shares (including Restricted Shares), other equity-based award hereunder and/or Cash Awards. All Awards shall be confirmed by an Award Agreement, and subject to the terms and conditions of such Award Agreement.

“Award Agreement” shall mean a written instrument setting forth the terms applicable to a particular Award.

“Board of Directors” shall mean the board of directors of the Company.

“Cash Award” means a cash incentive opportunity awarded under this Plan that is (i) payable only in cash, (ii) not an Option, or allotment of Shares (including Restricted Shares) or other equity-based award hereunder.

“Cause” shall have the meaning ascribed to such term or a similar term as set forth in the Participant’s employment agreement or the agreement governing the provision of services by a non-employee Service Provider, or, in the absence of such a definition: (a) conviction of a crime of moral turpitude; (b) any material breach by a Participant of his/her fiduciary duties towards the Company, including theft, embezzlement, or self-dealing, (b) engagement in competing activities, any disclosure of confidential information of the Company or breach of any obligation not to violate a restrictive covenant; (c) a material breach of the Participant’s employment agreement or the agreement governing the provision of services by a non-employee Service Provider which are not cured (if curable) within seven (7) days after receipt of written notice thereof; or (d) if the Participant an employee residing in Israel, any other circumstances under which severance pay (or part of them) may be denied from the Participant upon termination of employment under the applicable Israeli law.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 1 of 13

“Committee” shall mean a compensation committee or other committee as may be appointed and maintained by the Board of Directors, in its discretion, to administer the Plan, to the extent permissible under applicable law, as amended from time to time.

“Company” shall mean Slinger Bag Inc., a Nevada corporation, and its successors and assigns.

“Consultant” means any entity or individual who (either directly or, in the case of an individual, through his or her employer) is an advisor or consultant to the Company or its subsidiary or affiliate.

“Corporate Charter” shall mean the Certificate of Incorporation and the Bylaws of the Company, and any subsequent amendments or replacements thereto.

“Corporate Law” shall mean Chapter 78 of Nevada Revised Statutes and other applicable corporate law.

“Disability” shall have the meaning ascribed to such term or a similar term in the Participant’s employment agreement (where applicable), or in the absence of such a definition, the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company because of the sickness or injury of the Participant for a consecutive period of 90 days.

“Fair Market Value” shall mean, with respect to the Shares, as of any date, a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share as reported on an established stock exchange (or exchanges) or if the Shares are not so listed, admitted to unlisted trading privileges or reported on any national exchange, then as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service, on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days that is within thirty (30) days before or after the applicable valuation date, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the closing sale price of the Shares as of the immediately preceding trading date at the end of the regular trading session, as reported by any national securities exchange on which the Shares are then listed (or, if no Shares were traded on such date, as of the next preceding date on which there was such a trade) or if the Shares are not so listed, admitted to unlisted trading privileges or reported on any national exchange, the closing sale price as of the immediately preceding trading date at the end of the regular trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no Shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote). In the event the Shares are not publicly traded at the time a determination of its value is required to be made hereunder, the determination of Fair Market Value shall be made by the Committee in such manner as it deems appropriate and in good faith in the exercise of its reasonable discretion.

“Options” shall mean options to purchase Shares awarded under the Plan.

“Participant” shall mean a recipient of an Award hereunder who executes an Award Agreement.

“Restricted Shares” means an Award of Shares under this Plan that is subject to the terms and conditions of Section 8.

“Service Provider” shall mean an employee, director, office holder or Consultant of the Company or any of its affiliates.

“Shares” shall mean common shares of the Company, par value $0.001 per share.

“Transaction” shall have the meaning set forth in Section 10.2.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 2 of 13

3. ADMINISTRATION OF THE PLAN.

3.1 The Plan will be administered by the Administrator. If the Administrator is a Committee, such Committee will consist of such number of members of the board of directors of the Company (not less than two in number), as may be determined from time to time by the Board of Directors. The Board of Directors shall appoint such members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused.

3.2 Subject to the general terms and conditions of the Plan, and in particular Section 3.3 below, the Administrator shall have full authority in its discretion, from time to time and at any time, to determine (i) eligible Participants, (ii) the number of Options or Shares to be covered by each Award, (iii) the time or times at which the Award shall be granted, (iv) the vesting schedule and other terms and conditions applying to Awards, including terms of acceleration (v) the form(s) of written agreements applying to Awards, and (vi) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan and the granting of Awards . The Board of Directors may, in its sole discretion, delegate some or all of the powers listed above to the Committee, to the extent permitted by the Corporate Law, its Corporate Charter or other applicable law.

3.3 No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. Subject to the Company’s decision and to all approvals legally required, each member of the Board or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own willful misconduct or bad faith, to the fullest extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company’s Corporate Charter, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.

3.4 The interpretation and construction by the Administrator of any provision of the Plan or of any Award hereunder shall be final and conclusive. In the event that the Board appoints a Committee, the interpretation and construction by the Committee of any provision of the Plan or of any Award hereunder shall be conclusive unless otherwise determined by the Board of Directors. To avoid doubt, the Board of Directors may at any time exercise any powers of the Administrator, notwithstanding the fact that a Committee has been appointed.

3.5 The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Administrator under this Section 3.5 not otherwise provided for herein or in an Award Agreement shall reduce the vested rights of any Participant without the Participant’s consent.

3.6 Without limiting the generality of the foregoing, the Administrator may adopt special appendices and/or guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 3 of 13

4. ELIGIBLE PARTICIPANTS.

Subject to any restriction imposed by applicable law or as otherwise provided herein, Awards may be granted to any Service Provider of the Company or its affiliates. The grant of an Award to a Participant hereunder shall neither entitle such Participant to receive an additional Award or participate in other incentive plans of the Company, nor disqualify such Participant from receiving an additional Award or participating in other incentive plans of the Company.

5. RESERVED SHARES.

The Company shall determine the number of Shares reserved hereunder from time to time, and such number may be increased or decreased by the Company from time to time. Any Shares under the Plan, in respect of which the right hereunder of a Participant to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant as Awards under the Plan. Any Shares that remain unissued and are not subject to Awards at the termination of the Plan shall cease to be reserved for purposes of the Plan. Until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.

6. AWARD AGREEMENT.

6.1 The Board of Directors in its discretion may award to Participants Awards available under the Plan. The terms of the Award will be set forth in the Award Agreement. The date of grant of each Award shall be the date specified by the Board of Directors at the time such award is made, or in the absence of such specification, the date of approval of the award by the Board of Directors.

6.2 The Award Agreement shall state, inter alia, the number of Options or Shares, Restricted Shares or equity-based units covered thereby, the type of Option or Share-based or other grant awarded, any special terms applying to such Award (if any), including the terms of any country-specific or other applicable Appendix, as determined by the Board of Directors.

7. EXERCISE OF OPTIONS.

7.1 Options shall be exercisable pursuant to the terms under which they were awarded and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement.

7.2 The exercise price for each share to be issued upon exercise of an Option shall be such price as is determined by the Board in its discretion, provided that the price per Share is not less than the nominal value of each Share, or to the extent required pursuant to applicable law or to qualify for favorable tax treatment (as determined by the Administrator), not less than 100% of the Fair Market Value of a Share on the date of grant.

7.3 An Option, or any part thereof, shall be exercisable by the Participant’s signing and returning to the Company at its principal office, a “Notice of Exercise” in such form and substance as may be prescribed by the Board of Directors from time to time, together with full payment for the Shares underlying such Option, and the execution and delivery of any other document required pursuant to the applicable Award Agreement.

7.4 Each payment for Shares under an Option shall be in respect of a whole number of Shares, shall be effected in cash or by check payable to the order of the Company, or such other method of payment (including a net exercise method) acceptable to the Company as determined by the Administrator, and shall be accompanied by a notice stating the number of Shares being paid for thereby.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 4 of 13

7.5 Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Company or of a duly authorized transfer agent of the Company) a Participant shall have no right to vote or right to receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right the record date for which is prior to the date the Shares are issued, except as provided in Section 10 of the Plan.

7.6 Each payment for Shares under an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve, the Exercise Price may be paid: (i) by delivery to the Company of other Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Shares that have an aggregate Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Shares; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration , or on such other terms and conditions, as may be acceptable to the Administrator. No Shares shall be issued until payment has been made (including any applicable withholding taxes) or provided for, as provided herein.

7.7 The Administrator may designate certain periods, at its reasonable discretion, with respect to all or certain groups of Participants and/or with respect to certain types of Awards, during which the exercise of Awards and/or sale of Shares shall be restricted or prohibited, including without limitation, in order to comply with applicable laws in any relevant jurisdiction and/or rules of any exchange on which the Company’s shares are traded. During such blackout periods, Participants will not be able to exercise the Options (or other Awards) and/or sale the Shares held by or on behalf of the Participants, and the Company shall not bear any liability to Participants for any claim, loss or liability that may result from such restrictions.

8. RESTRICTED SHARES AND OTHER EQUITY-BASED AWARDS.

8.1 Eligibility. Restricted Shares may be issued to all Participants either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the eligible Participants to whom, and the time or times at which, grants of Restricted Shares will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 8.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof, and all other terms and conditions of the Awards. The Administrator may condition the grant or vesting of Restricted Shares upon the attainment of specified performance targets or such other factors as the Administrator may determine, in its sole discretion. Unless otherwise determined by the Administrator, the Participant shall not be permitted to sell or transfer shares of Restricted Shares awarded under this Plan during a period set by the Administrator (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award agreement.

8.2 Terms. A Participant selected to receive Restricted Shares shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award Agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. The purchase price of Restricted Shares shall be determined by the Administrator, but shall not be less than as permitted under applicable law. Awards of Restricted Shares must be accepted within a period of 21 days (or such shorter period as the Administrator may specify at grant) after the grant date, by executing an Award Agreement and by paying whatever price (if any) the Administrator has designated thereunder.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 5 of 13

8.3 Legend. Each Participant receiving Restricted Shares shall be issued a share certificate in respect of such Restricted Shares, unless the Company elects to use another system, such as book entries by the transfer agent, as evidencing ownership of Restricted Shares. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form (as well as other legend required by the Administrator pursuant to Section 18.3 below):

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Slinger Bag Inc. Global Share Incentive Plan (2020), and an Award Agreement entered into between the registered owner and the Company dated _______________. Copies of such Plan and Award agreement are on file at ____________________”

8.4 Custody. The Administrator may require that any share certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares Award, the Participant shall have delivered a duly signed share transfer deed, endorsed in blank, relating to the Shares covered by such Award.

8.5 Rights as Shareholder. Except as provided in this Section and Section 8.4 above and as otherwise determined by the Administrator and set forth in the Award Agreement, the Participant shall have, with respect to the Restricted Shares, all of the rights of a holder of Shares including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of Restricted Shares, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Administrator, in its sole discretion, specifies otherwise at the time of the Award.

8.6 Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

8.7 Other Equity-Based Awards. Other equity-based awards (including, without limitation, restricted share units and performance share awards) may be granted either alone or in addition to or other Awards granted under the Plan to all eligible Participants pursuant to such terms and conditions as the Administrator may determine, including without limitation, in one or more appendix adopted by the administrator and appended to this Plan.

8.8 The Administrator may in its discretion issue Cash Awards to Employees. The terms and conditions of any such Awards shall be evidenced by an Award Agreement between the Participant and the Company.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 6 of 13

9. TERMINATION OF RELATIONSHIP AS SERVICE PROVIDER.

9.1 Effect of Termination; Exercise after Termination. Unless otherwise determined by the Administrator, if a Participant ceases to be a Service Provider, such Participant may exercise any outstanding Options within such period of time as is specified in the Award Agreement or the Plan to the extent that the Options are vested on the Date of Termination as defined in Section 9.2 below (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, on the Date of Termination, any Options are unvested, such unvested Options shall terminate, and the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise the vested Options within the time specified in the Award Agreement or the Plan, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

In the absence of a provision specifying otherwise in the relevant Award Agreement or unless otherwise resolved by the Administrator, then:

(a)	In the event that the Participant ceases to be a Service Provider for any reason other than termination for Cause, or as a result of Participant’s death or Disability, then (i) the vested Options shall remain exercisable until the earlier of: (a) a period of three (3) months from the Date of Termination; or (b) expiration of the term of the Option as set forth in Section 13; and (ii) all Restricted Shares still subject to restriction under the applicable Restriction Period as of the Date of Termination, as set forth in the Award Agreement, shall be forfeited as of the Date of Termination.

(b)	In the event that the Participant ceases to be a Service Provider for Cause, then (i) all Options will terminate immediately upon the date of such termination for cause, such that the unvested portion of the Options will not vest, and the vested portion of the Options will no longer be exercisable; and (ii) all Restricted Shares still subject to restriction under the applicable Restriction Period as of the Date of Termination, as set forth in the Award Agreement, shall be forfeited as of the Date of Termination.

(c)	In the event that the Participant ceases to be a Service Provider as a result of Participant’s Disability, then (i) the vested Options shall remain exercisable until the earlier of: (a) a period of twelve (12) months from the Date of Termination; or (b) expiration of the term of the Option as set forth in Section 13; and (ii) all Restricted Shares still subject to restriction under the applicable Restriction Period as of the Date of Termination, as set forth in the Award Agreement, shall be forfeited as of the Date of Termination.

(d)	In the event that the Participant dies while a Service Provider: (i) the vested portion of the Option shall remain exercisable by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance until the earlier of: (a) a period of twelve (12) months following the Participant’s date of death; or (b) expiration of the term of the Option as set forth in Section 13; and (ii) all Restricted Shares still subject to restriction under the applicable Restriction Period as of the Date of Termination, as set forth in the Award Agreement, shall be forfeited as of the Date of Termination.

9.2 Date of Termination. For purposes of the Plan and any Award or Award Agreement, and unless otherwise set forth in the relevant Award Agreement, the “Date of Termination” (whether for Cause or otherwise) shall be the effective date of termination of the Participant’s employment or engagement as a Service Provider.

9.3 Leave of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder shall be suspended during any unpaid leave of absence (except, for the avoidance of doubt, periods of legally protected leave of absence pursuant to applicable law).

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 7 of 13

9.4 Change of Status. A Service Provider shall not cease to be considered as such in the case of any (a) leave of absence approved by the Company or its affiliates, provided that such leave of absence was approved by entity for which the Service Provider is engaged with, or pursuant to applicable law, or (b) transfers between locations of the Company and/or its affiliates or between the Company, and its parent, subsidiary, affiliate, or any successor thereof; or (c) changes in status (employee to director, employee to consultant, etc.) provided that such change may affect the specific terms applying to the Service Provider’s Award.

10. ADJUSTMENTS.

Upon the occurrence of any of the following described events, a Participant’s rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:

10.1 Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or other Award have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or other Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or other Award.

10.2 Merger, Acquisition, or Asset Sale.

(a) In the event of (i) a merger or consolidation of the Company with or into another corporation resulting in such other corporation being the surviving entity or the direct or indirect parent of the Company or resulting in the Company being the surviving entity and any other person or entity owning fifty percent (50%) or more of the outstanding voting power of the Company’s securities by virtue of the transaction, (ii) an acquisition of all or substantially all of the shares of the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) such other transaction or set of circumstances that is determined by the Administrator, to be a transaction subject to the provisions of this Section 10.2, excluding any of the foregoing transactions in clauses (i) through (iv) if the Administrator determines that such transaction should be excluded from the definition hereof and the applicability of this Section 10.2 (each such event, a “Transaction”), unless otherwise determined by the Administrator, each outstanding Award shall be assumed or substituted with an equivalent Award or right substituted by the successor corporation or an affiliate of the successor corporation, as shall be determined by such entity, subject to the terms hereof. Regardless of whether or not Awards are assumed or substituted, then unless determined otherwise with respect to a specific Award, the Administrator shall have sole and absolute discretion to determine the effect of the Transaction on the Awards outstanding immediately prior to the effective time of the Transaction, which may include any one or more of the following: (i) all or a portion of the outstanding Awards shall become exercisable in full and/or the vesting of all or a portion of the unvested Awards will accelerate on a date no later than two (2) days prior to the date of consummation of the Transaction, provided that unless otherwise determined by the Administrator, the exercise and/or vesting of all Awards that otherwise would not have been exercisable and/or vested in the absence of a Transaction, shall be contingent upon the actual consummation of the Transaction; (ii) that all or a portion or certain categories of the outstanding unexercised Awards shall be cancelled upon the actual consummation of the Transaction, and instead the holders thereof will receive cash, Shares, other securities or other property, or any combination thereof, equal in fair market value to the value of such cancelled Awards, if any, under the terms determined by the Administrator in its sole and absolute discretion (which, if applicable, may be based upon the price per Share received or to be received by other shareholders of the Company in such event); and/or (iii) that the terms of any Award shall be otherwise amended, modified or terminated, as determined by the Administrator in its sole and absolute discretion.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 8 of 13

(b) For the purposes of this Section 10.2, an Award shall be considered assumed or substituted if, following a Transaction, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Transaction, the consideration (whether shares, cash, or other securities or property) received in the Transaction by holders of Shares of the Company for each Share held on the effective date of the Transaction (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator, at its sole discretion); provided, however, that if the consideration received in the Transaction is not solely common stock or ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent, the Administrator may, with the consent of the successor corporation, provide for the per share consideration to be received upon the exercise of the Award to be solely common stock or ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent equal in fair market value to the per share consideration received by holders of Shares in the Transaction, as determined by the Administrator.

(c) In the event that the Board of Directors determines in good faith that, in the context of a Transaction, certain Awards have no monetary value and thus do not entitle the holders of such Awards to any consideration under the terms of the Transaction, and/or in the event that on the effective date of the Transaction, an Award is not exercisable or vested, the Board of Directors may determine that such Awards shall terminate effective as of the effective date of the Transaction. Without limiting the generality of the foregoing, the Board of Directors may provide for the termination of any Option, effective as of the effective date of the Transaction, that has an exercise price that is greater than the per share Fair Market Value at the time of such Transaction, without any consideration to the holder thereof.

(d) It is the intention that the Administrator’s authority to make determinations, adjustments and clarifications in connection with the treatment of Awards shall be interpreted as widely as possible, to allow the Administrator maximal power and flexibility to interpret and implement the provisions of the Plan in the event of a Transaction. Notwithstanding anything to the contrary in this Plan, neither the authorities and powers of the Administrator under this Section 10.2, nor the exercise or implementation thereof, shall (i) be restricted or limited in any way by any adverse consequences (tax or otherwise) that may result to any Participant, and (ii) as, inter alia, being a feature of the Award upon its grant, be deemed to constitute a change or an amendment of the rights of such holder under this Plan, nor shall any such adverse consequences (as well as any adverse tax consequences that may result from any tax ruling or other approval or determination of any relevant tax authority) be deemed to constitute a change or an amendment of the rights of such holder under this Plan, and may be effected without consent of any Participant and without any liability to the Company or its affiliates and to their respective officers, directors, employees and representatives and the respective successors and assigns of any of the. Without derogating from the generality of the foregoing, the Administrator shall have the authority, at its sole discretion, to determine that the treatment of Awards, whether vested or unvested, in a Transaction may differ among individual Participants or groups of Participants.

11. RESTRICTIONS ON AWARDS.

11.1 Transferability. Awards may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative. For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of a Participant’s rights in respect of Options or Shares (including Restricted Shares) purchasable pursuant to the exercise thereof upon the death of such Participant to such Participant’s estate or other successors by operation of law or will, whose rights therein shall be governed by Section 9.1(d) hereof, and as may otherwise be determined by the Administrator.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 9 of 13

11.2 Exchange and Buyout of Awards. The Administrator shall have the authority to grant, in its discretion, to the holder of an outstanding Award in exchange for the surrender and cancellation of such Award, a new Award containing such other terms and conditions as the Administrator may prescribe in accordance with the provisions of the Plan. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator may determine.

12. TERM AND AMENDMENT OF THE PLAN AND AWARDS; REPRICINGS.

12.1 The Plan shall expire on the date which is ten (10) years from the date of its adoption by the Board of Directors (except as to Awards outstanding on that date).

12.2 Notwithstanding any other provision of the Plan, the Administrator may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or (y) as specifically provided herein, the rights of a Participant with respect to vested Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Administrator shall reduce the rights of any Participant with respect to vested Awards without the Participant’s consent. By way of example, and not limitation, the Administrator may reprice (or undertake any program or other action that is considered to be a repricing under formal or informal guidance issued by the exchange or market on which the Company’s Shares then trades or is quoted) any Option without the approval of the shareholders of the Company. For this purpose, “reprice” means: (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option but not less than the Fair Market Value at such time, (2) cancel any outstanding Option and grant in substitution therefor new Awards under the Plan covering the same or a different number of Shares and having an exercise price per share lower than the then-current exercise price per share of the cancelled option but not less than the Fair Market Value at such time, (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Shares (valued in the manner determined by (or in a manner approved by) the Board) or (4) any other action or series of actions that has the same or similar effect to the foregoing.

13. TERM OF OPTION.

Unless otherwise explicitly provided in an Award Agreement, if any Option, or any part thereof, has not been exercised and the Shares covered thereby not paid for within ten (10) years after the date on which the Option was granted, as set forth in the Award Agreement (or any other period set forth in the instrument granting such Option pursuant to Section 6), such Option, or such part thereof, and the right to acquire such Shares shall terminate, all interests and rights of the Participant in and to the same shall expire, and, in the event that in connection therewith any Shares are held in trust as aforesaid, such trust shall expire.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 10 of 13

14. CONTINUANCE OF ENGAGEMENT.

Neither the Plan nor any offer of Shares or Options to a Participant shall impose any obligation on the Company or any related company thereof, to continue the employment or engagement of any Participant as a Service Provider, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a Service Provider of the Company or a related company thereof or restrict the right of the Company or a related company thereof to terminate such employment or engagement at any time.

15. GOVERNING LAW.

The Plan and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the Nevada, except as otherwise required to comply with relevant laws and restrictions in a specific jurisdiction in which grants are made.

16. APPLICATION OF FUNDS.

The proceeds received by the Company from the sale of Shares pursuant to Awards granted under the Plan will be used for general corporate purposes of the Company or any related company thereof.

17. TAXES.

17.1 Any tax consequences arising from the grant, or vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates, or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Awards or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

17.2 The receipt of an Award and/or the acquisition of Shares issued upon the exercise of the Awards may result in tax consequences. The description of tax consequences set forth in the Plan or any Appendix hereto does not purport to be complete, up to date or to take into account any special circumstances relating to a Participant.

17.3 THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING ANY AWARD IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 11 of 13

18. MARKET STAND-OFF

If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the securities laws of any jurisdiction, the Participant shall not sell or otherwise transfer any Shares or other securities of the Company during a 180-day period or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (the “Market Standoff Period”) following the effective date of registration statement of the Company filed under such securities laws. The Company may require the Participant to execute a form of undertaking to this effect or impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

19. CONDITIONS UPON ISSUANCE OF SHARES.

19.1 Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or with respect to any other Award unless the exercise of such Option or grant of such Award and the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.2 Corporate Compliance. Shares issued pursuant to an Award shall be subject to the Corporate Charter and any Shareholders Agreement and any other governing documents of the Company, all policies, manuals and internal regulations adopted by the Company from time to time, in each case, as may be amended from time to time, including any provisions included therein concerning restrictions or limitations on disposition of Shares (such as, but not limited to, lock up/market stand-off) or grant of any rights with respect thereto, forced sale and bring along/ drag along provisions, any provisions concerning restrictions on the use of inside information and other provisions deemed by the Company to be appropriate in order to ensure compliance with applicable law. Each Participant shall execute (and authorizes any person designated by the Company to so execute, as well if applicable) such separate agreement(s) as may be requested by the Company relating to matters set forth in or otherwise for the purpose of implementing this Section 19.2. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Shares subject to an Award unless and until such Participant has satisfied all requirements for exercise or settlement of the Award pursuant to its terms. The proxy granted pursuant to Section 20 hereof includes an authorization of the holder of such proxy to sign, by and on behalf of any Participant, such documents and agreements relating to matters set forth in or otherwise for the purpose of implementing this Section 19.2.

19.3 Investment Representations. As a condition to the exercise of an Option or receipt of an Award, the Board may require the person exercising such Option or receiving such Award to represent and warrant at the time of any such exercise or the time of receipt of the Award that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, and make other representations as may be required under applicable securities laws if, in the opinion of counsel for the Company, such representations are required, all in form and content specified by the Board.

19.4 Legend. The Administrator may require each person receiving Shares pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Administrator shall request. In addition to any legend required by the Plan, the certificates for such shares may include any legend which the Administrator deems appropriate to reflect any applicable restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such share transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of any relevant securities authority, any stock exchange upon which the Shares are then listed or any national securities association system upon whose system the Shares are then quoted, any applicable securities law, and any applicable corporate law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 12 of 13

20. PROXY

The Company, at its sole discretion, may require that as a condition of grant of an Award or of exercise of an Option, the Participant be required to grant an irrevocable proxy and power of attorney (“Proxy”) to any appropriate person designated by the Company, to vote all Shares obtained by the Participant pursuant to an Award at all general meetings of Company, and to sign all written resolutions, waivers, consents etc. of the shareholders of the Company on behalf of the Participant, including the right to waive on behalf of the Participant all minimum notice requirements for meetings of shareholders of the Company. Such Proxy is given in consideration of the grant of an Award and, as such, is coupled with an interest and shall be irrevocable and shall remain in effect until the consummation of an IPO, as the rights of third parties, including investors in the Company, depend upon such Proxy. The Proxy shall be personal to the Participant and shall not survive the transfer of the Participant’s Shares to a third-party transferee; provided, however, that upon a transfer of the Participant’s Shares to such a transferee (subject to the terms and conditions of the Plan concerning any such transfer), the transferee may be required to grant an irrevocable Proxy to such appropriate person as the Company, in giving its approval to the transfer, so requires. The Proxy may be contained in the Award Agreement of each Participant or otherwise as the Administrator determines. If contained in the Award Agreement, no further document shall be required to implement such Proxy, and the signature of the Participant on the Award Agreement shall indicate approval of the Proxy thereby granted. The holder of the Proxy shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him/her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the voting of the Proxy unless arising out of his/her own fraud, bad faith or gross negligence, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the holder of the Proxy may have as a director, officer or otherwise under the Company’s Corporate Charter or any agreement, any vote of shareholders or directors, insurance policy or otherwise.

21. MISCELLANEOUS.

Whenever applicable in the Plan, the singular and the plural, and the masculine, feminine and neuter shall be freely interchangeable, as the context requires. The Section headings or titles shall not in any way control the construction of the language herein, such headings or titles having been inserted solely for the purpose of simplified reference. Words such as “herein”, “hereof’, “hereto”, “hereinafter”, “hereby”, and “hereinabove” when used in the Plan refer to the Plan as a whole, including any applicable Appendices, unless otherwise required by context.

Slinger Bag Inc. Global Share Incentive Plan (2020) Page 13 of 13

SLINGER BAG INC.

GLOBAL SHARE INCENTIVE PLAN (2020)

APPENDIX – U.S. TAXPAYERS

1. Special Provisions for Persons who are U.S. Taxpayers.

1.1 This Appendix (the “Appendix”) to the Slinger Bag Inc. Global Share Incentive Plan (2020) (the “Plan”) was approved by the Board of Directors of Slinger Bag Inc. (the “Board”) on November 10, 2020 (the “Effective Date”).

1.2 The provisions specified hereunder apply only to persons who are subject to U.S. federal income tax and, to the extent required to comply with applicable U.S. or U.S. state securities laws, persons subject to such laws (any such person, a “U.S. Taxpayer”). This Appendix provides both for the grant of Awards to purchase Shares, and the direct Award or sale of Shares. Options granted under this Appendix may include Non-Qualified Stock Options as well as Incentive Stock Options intended to qualify under Section 422 of the Code.

1.3 This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan (including, without limitation, its provisions regarding adjustments). This Appendix is applicable only to Awards granted after the Effective Date. This Appendix is applicable to all Awards granted to U.S. Taxpayers under the Plan.

1.4 The Plan and this Appendix shall be read together. In any case of an irreconcilable contradiction (as determined by the Administrator) between the provisions of this Appendix and the Plan, the provisions of this Appendix shall govern unless expressly stated otherwise in the Plan.

1.5 This Appendix shall be submitted to the Company’s shareholders for approval within twelve (12) months after the Effective Date. As of the Effective Date, the Board of Directors may grant Awards pursuant to this Appendix; provided, however, that: (a) no Incentive Stock Option may be exercised under this Appendix prior to initial shareholder approval of the Plan and this Appendix; and (b) no Incentive Stock Option granted pursuant to an increase in the number of Shares approved by the Board of Directors shall be exercised prior to the time such increase has been approved by the shareholders of the Company.

2. Definitions.

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

“Disability” means, with respect to Incentive Stock Options, a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

“Fair Market Value” means, for purposes of this Appendix, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, (a) if the Shares are listed on any established securities exchange, the closing sales price for such Shares (or the closing bid, if no sales were reported) as traded on such exchange for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in a recognized daily business newspaper or such other source as the Administrator deems reliable; (b) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for a Share for the day of determination; or (c) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Board, taking into account such factors as it considers advisable in a manner consistent with the principles of Code Section 409A or, with respect to Incentive Stock Options, Code Section 422.

“Incentive Stock Option” or “ISO” means any Option awarded under the Plan and this Appendix intended to be and designated in the Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code to an eligible Participant who is an employee of the Company, a Parent or any Subsidiary.

“Non-Qualified Stock Option” shall mean an Option not described in Section 422(b) or 423(b) of the Code, or, which, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.

“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

“Participant” means any Service Provider who receives an Award hereunder.

2

“Securities Act” means the U.S. Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

“Ten Percent Shareholder” means a person possessing more than 10% of the total combined voting power of all classes of shares of the Company, its Subsidiaries or its Parent determined pursuant to the attribution rules set forth in Section 424(d) of the Code.

3. Shares Reserved under Appendix for Incentive Stock Options.

The aggregate maximum number of Shares that may be issued under the Plan is 15 million, all of which may, but are not required to, be issued as Incentive Stock Options, and such reserve of Shares for grants of Incentive Stock Options shall not be increased without the approval of the shareholders of the Company as required pursuant to Section 421 et seq. of the Code. The number of Shares stated in this Section 3 shall be subject to adjustment as provided in Section 10 of the Plan; provided, that, any increase shall be subject to the approval of the Company’s shareholders in order to continue to comply with Section 422 of the Code. Shares subject to Awards that are cancelled, forfeited, settled for cash or that expire by their terms will again be available for grant and issuance in connection with the Awards. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding grants of any entity acquired in any form of combination by the Company or any affiliate shall not be counted against Shares available for grant as Incentive Stock Options pursuant to the Plan and this Appendix. Notwithstanding the foregoing, subject to the provisions of Section 10 of the Plan (as modified by this Section 3), in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in the first sentence of this Section 3 plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that again become available for issuance pursuant to this Section 3.

4. Terms and Conditions of Awards or Sales.

4.1 Award Agreement. Each award or sale of Shares under the Plan and this Appendix (other than upon exercise of an Option) shall be evidenced by an Award Agreement between the Participant and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and this Appendix and may be subject to any other terms and conditions which are not inconsistent with the Plan and this Appendix and which the Administrator deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Appendix need not be identical.

3

4.2 Withholding Taxes. As a condition to the purchase or acquisition of any Shares hereunder, the Participant shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase or acquisition. Without limiting the foregoing and a Participant’s obligation to pay any amount due in excess of taxes withheld and transferred to the applicable tax authorities, if the Administrator permits a Participant to satisfy such obligations by tendering, surrendering or withholding Shares, any such Shares must have been previously held for any minimum duration, and be limited to the amount required to satisfy minimum statutory withholding requirements, to the extent required to avoid financial accounting charges under applicable accounting guidance.

4.3 Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan and this Appendix may be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally, and subject to the requirements of applicable law.

5. Grants of Options.

5.1 Generally. The Board of Directors (or an authorized committee thereof) shall have full authority to grant Options to Participants pursuant to the terms of this Appendix, the Plan and the applicable Award Agreement. All Options shall be granted by, confirmed by, and subject to the terms of, an Award Agreement to be executed by the Company and the Participant. In particular, the Administrator shall have the authority to determine whether an Option is intended to qualify as an Incentive Stock Option or is a Non-Qualified Stock Option.

5.2 Eligibility. All Participants are eligible to be granted Non-Qualified Stock Options under this Appendix, and only employees of the Company, a Subsidiary or a Parent are eligible to be granted Incentive Stock Options under the Plan and this Appendix, if so employed on the grant date of such Incentive Stock Option, although it is anticipated that grants hereunder will be granted solely or primarily to U.S. Taxpayers. Eligibility for the grant of an Option and actual participation in this Appendix and the Plan shall be determined by the Administrator in its sole discretion.

5.3 Exercise Price. Each Award Agreement shall state the exercise price per share of the Shares covered by each Option, which option price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per Share on the date of grant of the Option; provided that if the exercise price of an Option is less than Fair Market Value, the terms of such Option shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code. In addition, the terms of Section 6 shall apply to the grant of Incentive Stock Options.

4

6. Special Terms for Incentive Stock Options.

6.1 Disqualification. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

6.2 Exercise Price. The exercise price per Share subject to an Incentive Stock Option shall be determined by the Administrator at the time of grant of such Incentive Stock Option; provided that the per share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Share at the time of grant of such Incentive Stock Option; and provided, further, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price per Share shall be no less than 110% of the Fair Market Value of the Share at the time of the grant of such Incentive Stock Option.

6.3 Option Term. The term of each Incentive Stock Option shall be fixed by the Administrator; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date such Incentive Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five years. Unless otherwise determined by the Administrator, any extension of the term of an Option shall comply with Code Section 409A.

6.4 Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 6.4 Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder. In addition, if an employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by Section 422 of the Code), such Incentive Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Appendix not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Administrator may amend this Appendix accordingly, without the necessity of obtaining the approval of the shareholders of the Company, unless required by applicable law.

6.5 Effect of Termination. Notwithstanding anything to the contrary in the Plan or this Appendix, and in the absence of a provision specifying otherwise in the relevant Award Agreement, then with respect to Incentive Stock Options, the following provisions must be met in order for the Award to qualify as an Incentive Stock Option under the Code:

(a) in the event that the Participant ceases to be an employee of the Company or any Subsidiary or Parent for any reason other than the Participant’s death or Disability, the vested Options must be exercised within three (3) months from the effective date of termination of the Participant’s employment with the Company or any Subsidiary or Parent;

(b) in the event that the Participant’s employment with the Company, a Subsidiary or Parent terminates as a result of the Participant’s death or Disability, the Option must be exercised within twelve (12) months following the Participant’s Date of Termination for death or Disability.

5

To avoid doubt, the provisions of Section 11 of the Plan shall remain in full force and effect and apply to Options granted as Incentive Stock Options. The restrictions set forth above represent special additional limitations that apply to qualify as Incentive Stock Options under the provisions of the Code. To avoid doubt, to the extent different than the terms under this section 6.5, a Participant may choose to exercise Options in accordance with the terms of Section 9 of the Plan and the relevant Award Agreement, and not in compliance with the provisions of the Code relating to “incentive stock options”. In that case such Option will not qualify as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option.

6.6 Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.

6.7 Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

6.8 Incentive Stock Option Status. Each Award designated as an Incentive Stock Option is intended to qualify as an ISO and any ambiguities or ambiguous terms herein will be construed and interpreted in accordance with such intent. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by reason of an Award not qualifying as an ISO or for any damages for failing to comply with qualifying as an Incentive Stock Option under the Code. Should any provision of this Appendix not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Administrator may, but is under no obligation to, amend this Appendix accordingly, without the necessity of obtaining the approval of the shareholders of the Company, unless required by applicable law.

6

7. Restricted Shares; Restricted Share Units and Other Share-Based Awards.

7.1 Restricted Shares. A grant of Shares of Restricted Stock as provided for in the Plan may, but is not required to, have a purchase price which may be set at the discretion of the Administrator. In the case of a grant of Shares of Restricted Stock for which a purchase price is required, such grant shall not be made until arrangements for payment of the purchase price have been established that are satisfactory to the Administrator.

7.2 Restricted Share Units and Other Share-Based Awards. The conditions and dates upon which restricted stock units and other equity-based and Share-based awards become vested and nonforfeitable and upon which the Shares underlying the restricted stock units and other equity-based and Share-based awards may be issued, in all cases, will be subject to compliance with Section 409A of the Code.

8. Amendment of Appendix and Individual Grants.

8.1 This Appendix may be amended or terminated in accordance with the terms governing the amendment or termination of the Plan; provided, however, that without the approval of the shareholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would: (i) increase the aggregate number of Shares that may be issued under this Appendix; (ii) change the classification of individuals eligible to receive Incentive Stock Options under this Appendix; (iii) extend the term of the Plan under Section 12 of the Plan; or (iv) require shareholder approval in order to continue to comply with Section 422 of the Code to the extent applicable to Incentive Stock Options or require shareholder approval to the extent necessary and desirable to comply with applicable law, regulations or under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

8.2 The Administrator may, to the extent permitted by the Plan and this Appendix, amend the terms of any grant theretofore granted, prospectively or retroactively, but, subject to the Plan or as otherwise specifically provided herein, no such amendment or other action by the Administrator shall materially impair the previously accrued rights of any holder of such grant without the holder’s consent.

8.3 Notwithstanding any other provisions of the Plan or this Appendix to the contrary, the Administrator may amend the Plan, this Appendix or any grant without the consent of the holder thereof if the Administrator determines that such amendment is required or advisable for the Company, the Plan, this Appendix or any grant to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard, provided, however, that the Administrator may not materially amend the Plan and/or this Appendix with respect to Participants without obtaining shareholder approval. For this purpose, the following shall be considered material amendments requiring shareholder approval: (i) increasing the number of Shares that may be issued under the Plan and this Appendix (other than in accordance with Section 12 of the Plan), and (ii) as otherwise may be required by applicable laws (including, without limitation, to obtain ISO status).

7

9. Compliance with Code Section 409A.

Although the Company does not guarantee to a Participant any particular tax treatment of Awards, Awards will be designed and operated in such a manner that is intended to be exempt from the application, or in compliance with the requirements, of Code Section 409A. Each Award granted pursuant to the Plan, this Appendix and the applicable Award Agreement is intended to comply with (or be exempt from) the requirements of Code Section 409A and any ambiguities or ambiguous terms herein will be construed and interpreted in accordance with such intent. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code.

10. Limits on Transfer.

No Award shall be assigned, transferred or otherwise disposed of by any Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant or Participant’s legal representative.

*         *       *

Approved by the Company’s Shareholders: November 10, 2020

8

SLINGER BAG INC.

GLOBAL SHARE INCENTIVE PLAN (2020)

APPENDIX — ISRAELI TAXPAYERS

1.	GENERAL

1.1.	This Appendix (the “Appendix”) to the Slinger Bag Inc. Global Share Incentive Plan (2020) (the “Plan”) was approved by the Board of Directors of Slinger Bag Inc. (the “Company”) on November 10, 2020.

1.2.	This Appendix (the “Appendix”) shall apply only to Participants who are deemed to be residents of the state of Israel for tax purposes or are otherwise subject to taxation in Israel with respect to Awards (“Israeli Participants”). The provisions specified hereunder shall form an integral part of the Plan.

1.3.	This Appendix is to be read as a continuation of the Plan and only modifies Awards granted to Israeli Participants so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein). For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.4.	The Plan and this Appendix are complimentary to each other and shall be deemed as one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in the Appendix shall prevail, unless expressly stated otherwise in the Plan.

1.5.	Any capitalized terms not specifically defined in this Appendix shall have the meaning assigned to them in the Plan.

2.	DEFINITIONS

2.1.	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.

2.2.	“Approved 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant.

2.3.	“Capital Gain Award (CGA)” means an Approved 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4.	“Controlling Stockholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

2.5.	“Eligible 102 Participant” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, but excluding any Controlling Stockholder, all as determined in Section 102 of the Ordinance.

2.6.	“ITA” means the Israeli Tax Authorities.

2.7.	“Ordinary Income Award (OIA)” means an Approved 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.8.	“102 Award” means an Award granted to Eligible 102 Participant pursuant to Section 102.

2.9.	“3(i) Award” means an Award granted pursuant to Sections 3(i), 2(1) and/or 2(2) of the Ordinance, as applicable, to any person who is not an Eligible 102 Participant.

2.10.	“Ordinance” means the Israeli Income Tax Ordinance (New Version), 1961, as now in effect or as hereafter amended.

2.11.	“Section 102” means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.12.	“Trustee” means any person appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.13.	“Unapproved 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance.

3.	ISSUANCE OF AWARD

3.1.	Eligible 102 Participants may receive only 102 Awards under this Appendix. Participants who are not Eligible 102 Participants may be granted only 3(i) Awards under this Appendix.

3.2.	The Company may designate an Award granted to Eligible 102 Participants pursuant to Section 102 as an Unapproved 102 Award or an Approved 102 Award.

3.3.	The grant of an Approved 102 Award shall be made under this Appendix and shall be conditioned upon the approval (or the deemed approval) of this Appendix by the ITA.

3.4.	An Approved 102 Award may either be classified as a Capital Gain Award (“CGAs”) or an Ordinary Income Award (“OIAs”).

3.5.	No Approved 102 Award may be granted under this Appendix to any Eligible 102 Participants, unless and until the Company’s election of the type of Approved 102 Award as CGA or OIA granted to Eligible 102 Participants (the “Election”) is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Award under this Appendix and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected and shall apply to all Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

3.6.	No Approved 102 Awards may be made effective pursuant to this Appendix until 30 days (or a shorter period as and if approved by the ITA) after the requisite filings required by Section 102 have been made with the ITA.

3.7.	All Approved 102 Awards must be held in trust by a Trustee, as described in Section 4 below.

3.8.	With respect to Unapproved 102 Award, if the Eligible 102 Participant ceases to be employed by the Company or any Affiliate, such Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee to cover any future tax obligation resulting from the grant, exercise or disposition of the Awards or the Shares issuable thereunder, in a form satisfactory to the Company and/or its Affiliate, all in accordance with the provisions of Section 102.

3.9.	For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102.

4.	TRUSTEE

4.1.	Approved 102 Awards which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise of such Approved 102 Award and/or other stock received subsequently following any realization of rights, including without limitation bonus stock, shall be allocated or issued to the Trustee and held for the benefit of the Participants for such period of time as required by Section 102 (the “Holding Period”). In the case the requirements for an Approved 102 Award are not met, then the Approved 102 Award may be regarded as an Unapproved 102 Award or 3(i) Award, as applicable, all in accordance with the provisions of Section 102.

4.2.	Notwithstanding anything to the contrary, the Trustee shall not release any Approved 102 Award or Shares allocated or issued upon the exercise of an Approved 102 Award prior to the full payment of the Participant’s tax liabilities arising from such Approved 102 Award which was granted to him and/or any Shares allocated or issued upon exercise of such Award.

4.3.	Subject to the provisions of Section 102, a Participant shall not sell or release from trust any Approved 102 Award, any Shares received upon the exercise of an Approved 102 Award and/or any stock received subsequently following any realization of rights, including without limitation bonus stock, until the lapse of the Holding Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne by such Participant.

4.4.	Upon receipt of an Approved 102 Award, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Award or Shares granted to him thereunder.

4.5.	In order to ensure the full payment of tax the Company may, at its own discretion, deposit with or subject to supervision of the trustee, any 3(i) Award or Unapproved 102 Award which shall be granted under this Appendix and/or other stock received subsequently following any realization of rights, including without limitation bonus stock, and the trustee shall hold such Awards and/or stock, for the benefit of the Participants for such period of time as determined by the Company or its Affiliates. In the event that the Company determines that Unapproved 102 Awards and/or 3(i) Awards shall be deposited with a trustee, the provisions of Sections 4.2, 4.4, 4.6 and 8.3 hereof shall apply, mutatis mutandis.

4.6.	the Administrator shall have the authority to determine the specific procedures and conditions of the trusteeship with the Trustee in a separate agreement between the Company and/or its Affiliates and the Trustee.

5.	THE AWARD

5.1.	The terms and conditions, upon which the Award shall be issued and exercised, shall be as specified in the Award Agreement to be executed pursuant to the Plan and to this Appendix. Each Award Agreement shall state, inter alia, the number of Shares underlying the Award, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or 3(i) Award), the vesting provisions and the exercise price.

5.2.	Notwithstanding anything to the contrary in the Plan, the settlement of 102 Awards shall be in Shares only, unless permitted otherwise pursuant to the provisions of Section 102.

6.	FAIR MARKET VALUE

Without derogating from Section 2 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant, the Company’s shares are listed on any established stock exchange or a national market system (as such terms are defined in the Ordinance) or if Company’s shares will be registered for trading within ninety (90) days following the date of grant of the CGOs, the fair market value of the Company’s shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.	EXERCISE OF OPTIONS

Options shall be exercised by the Participant by giving a written notice to the Company and/or to any third party designated by the Company, in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102 and the Plan.

8.	ASSIGNABILITY AND SALE OF AWARDS

8.1.	Notwithstanding any other provision of the Plan, no Award or any right with respect thereto, purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Participant each and all of such Participant’s rights to purchase Shares hereunder shall be exercisable only by the Participant.

8.2.	Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

8.3.	As long as Approved 102 Awards are held by the Trustee on behalf of the Participant, all rights over the Shares derived from the exercise or vesting of such Approved 102 Award are personal, can not be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

9.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

With regards to Approved 102 Awards, the provisions of the Plan and/or the Appendix and/or the Award Agreement shall be subject to the provisions of Section 102, the Tax Assessing Officer’s permit (to the extent that such permit is issued) and any other instructions set forth by the ITA, and the said provisions, permit and instructions shall be deemed an integral part of the Plan and of the Appendix and of the Award Agreement.

10.	DIVIDEND

Subject to the Company’s incorporation documents, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Awards and held by the Participant or by the Trustee as the case may be, the Participant shall be entitled to receive dividends in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102.

11.	TAX CONSEQUENCES

11.1.	Any tax consequences arising from the grant, vesting or exercise of any Awards or from the disposal of Shares covered thereby or from any other event or act (whether of the Participant, the Trustee, or the Company or its Affiliates) hereunder, shall be borne solely by the Participant (including without limitation, any taxes and compulsory payments, such as social security or health tax payable in connection therewith). The Company, its Affiliates and the Trustee shall be entitled to withhold taxes according to the requirements of any applicable laws, rules and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company or the Affiliate that employs the Participant and the Trustee, if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any Affiliate thereof may exercise such indemnification by deducting the taxes subject to indemnification from Participant’s salaries or remunerations. Except as otherwise required by law, the Company and the Trustee shall not be obligated to exercise any Awards on behalf of a Participant, or to release any share certificate, until all tax consequences arising from the exercise of such Awards are resolved in a manner reasonably acceptable to the Company and the Trustee, and all required payments in connection with the exercise of the Award, or the sale of the Shares, have been fully paid by the Participant. Each Participant agrees to, and undertakes to comply with, any ruling, settlement, closing agreement or other similar agreement or arrangement with any tax authority in connection with the foregoing which is approved by the Company.

11.2.	The Company and its Affiliates do not undertake or assume any liability or responsibility to the effect that any Award shall qualify with any particular tax regime or rules applying to particular tax treatment, or benefit from any particular tax treatment or tax advantage of any type and the Company and its Affiliates shall bear no liability in connection with the manner in which any Award is treated for tax purposes, regardless of whether the Award was granted or was intended to qualify under any particular tax regime or treatment. This provision shall supersede any type of Awards or tax qualification indicated in any corporate resolution or Award Agreement. The Company and its Affiliates do not undertake and shall not be required to take any action in order to qualify any Award with the requirement of any particular tax treatment and no indication in any document to the effect that any Award is intended to qualify for any tax treatment shall imply such an undertaking. The Company and its Affiliates do not undertake to report for tax purposes any award in any particular manner, including in any manner consistent with any particular tax treatment. No assurance is made by the Company or any of its Affiliates that any particular tax treatment on the date of grant will continue to exist or that the Award would qualify at the time of exercise or disposition thereof with any particular tax treatment. the Company and its Affiliates shall not have any liability or obligation of any nature in the event that an Award does not qualify for any particular tax treatment, regardless whether the Company could have or should have taken any action to cause such qualification to be met and such qualification remains at all times and under all circumstances at the risk of the Participant. The Company does not undertake or assume any liability to contest a determination or interpretation (whether written or unwritten) of any tax authorities, including in respect of the qualification under any particular tax regime or rules applying to particular tax treatment.

- 6 -